UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CWBC	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2021 Annual Meeting of Shareholders (Meeting) virtually via live webcast on May 27, 2021.  There were issued and outstanding and entitled to vote at the Annual Meeting 8,524,413 shares of common stock.  Represented in person or by proxy, were 6,157,354 shares of common stock of the Company.  The matters set forth below were voted upon:

Proposal No. 1 – Election of Directors

The election of eleven nominees for the Board of Directors who will serve for a one-year term was voted on by the shareholders.  The Inspector of Elections certified the following vote tabulations for the nominees, all of whom were elected:

	Votes For	Votes Withheld	Non Votes

Robert H. Bartlein	5,253,211	185,228	718,915
Dana L. Boutain	4,848,447	589,992	718,915
Suzanne M. Chadwick	4,915,606	522,833	718,915
Tom L. Dobyns	4,681,847	756,592	718,915
John D. Illgen	5,252,863	185,576	718,915
James W. Lokey	5,372,757	65,682	718,915
Shereef Moharram	5,373,557	64,882	718,915
William R. Peeples	4,813,346	625,093	718,915
Martin E. Plourd	5,373,857	64,582	718,915
Christopher R. Raffo	5,418,230	20,209	718,915
Kirk B. Stovesand	5,373,557	64,882	718,915

Proposal No. 2 – To approve the Amendment to the Company’s Bylaws.

Inspector of Elections certified the following vote tabulations to approve the amendment to Community West Bancshares’ bylaws to increase the range of authorized number of directors which passed with more than the required number of “for” votes.

Votes For	Votes Against	Abstain	Non-Votes

5,169,738	242,396	26,305	718,915

Proposal No. 3 - Ratification of the Company’s Independent Auditors

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the selection of RSM US LLP, which passed with more than the required number of “for” votes:

Votes For	Votes Against	Abstain	Non-Votes

6,147,415	4,450	5,489	0

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2021

COMMUNITY WEST BANCSHARES

By:	/s/Susan C. Thompson
Susan C. Thompson
Executive Vice President and
Chief Financial Officer